UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 16, 2014 tw telecom inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34243	84-1500624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10475 Park Meadows Drive Littleton, Colorado	80124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 566-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☒               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

Merger Agreement

On June 15, 2014, tw telecom inc., a Delaware corporation (“tw telecom”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Level 3 Communications, Inc., a Delaware corporation (“Level 3”), Saturn Merger Sub 1, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Level 3 (“Merger Sub 1”) and Saturn Merger Sub 2, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Level 3 (“Merger Sub 2”).  Pursuant to the Merger Agreement and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub 1 will be merged with and into tw telecom (the “Merger”) with tw telecom continuing as the surviving corporation and immediately following the Merger, the surviving corporation will merge with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving company (the “Subsequent Merger” and together with the Merger, the “Combination”).

As a result of the Combination, (i) each issued and outstanding share of common stock of tw telecom, par value $0.01 per share (“tw telecom Common Stock”), other than dissenting shares, will be converted into 0.7 shares (the “Stock Consideration”) of Level 3’s common stock, par value $0.01 per share (“Level 3 Common Stock”) and the right to receive $10.00 in cash (the “Cash Consideration” and, together with the Stock Consideration, the “Merger Consideration”).  The Merger Agreement also provides that the (i) issued and outstanding options to purchase tw telecom Common Stock will be exchanged for Merger Consideration, as adjusted to reflect the exercise price of each such outstanding option and (ii) issued and outstanding restricted stock and restricted stock units covering tw telecom Common Stock will vest and be exchanged for Merger Consideration.

The Combination is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

The Merger Agreement contains customary representations and warranties, including, among others, (i) representations and warranties by tw telecom regarding tw telecom’s corporate organization and capitalization, the accuracy of tw telecom’s reports and financial statements filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the absence of certain changes or events relative to tw telecom and its subsidiaries since December 31, 2013 and (ii) representations and warranties by Level 3, Merger Sub 1 and Merger Sub 2 regarding their corporate or limited liability company organization, as applicable, Level 3’s capitalization, the accuracy of Level 3’s reports and financial statements filed under the Exchange Act, the absence of certain changes or events relative to Level 3 and its subsidiaries since December 31, 2013 and financing for the Combination.

The Merger Agreement contains customary covenants, including, among others, agreements by each of tw telecom and Level 3 to (i) continue conducting its respective businesses in the ordinary course, consistent with past practice and in compliance with applicable law during the interim period between the execution of the Merger Agreement and consummation of the Combination, (ii) not engage in certain specified kinds of transactions during that period and (iii) hold a meeting of its stockholders to vote upon, in the case of tw telecom’s stockholders, the approval and adoption of the Merger Agreement and the Combination, and, in the case of Level 3’s stockholders, the approval of both the issuance of the Stock Consideration and the adoption of an amendment to Level 3’s Amended and Restated Certificate of Incorporation increasing the number of authorized shares of Level 3 Common Stock (the “Level 3 Charter Amendment”).  In addition, each of tw telecom and Level 3 has agreed that, subject to certain exceptions, its board of directors will recommend the approval and adoption of the Combination (in the case of tw telecom), and the approval of the issuance of the Stock Consideration and the adoption of the Level 3 Charter Amendment (in the case of Level 3), by its stockholders. tw telecom and Level 3 have also made certain additional customary covenants, including, among others, not to (i) solicit or knowingly encourage inquiries or proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, engage in discussions or negotiations regarding, or provide any non-public information in connection with, alternative business combination transactions.

The closing of the Combination is subject to certain conditions, including (i) the approval and adoption of the Merger Agreement and the Combination by tw telecom’s stockholders, (ii) the approval of the issuance of the Stock Consideration and the adoption of the Level 3 Charter Amendment by Level 3’s stockholders, (iii) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (iv) receipt of certain regulatory and governmental approvals (including receipt of approval from the Federal

Communications Commission), (v) there being no material adverse effect on Level 3 or tw telecom prior to the closing of the Combination and (vi) other customary conditions.

Either tw telecom or Level 3 may terminate the Merger Agreement if, among certain other circumstances, (i) the Combination has not become effective on or before March 16, 2015 (which may be extended to no later than June 15, 2015 if the required regulatory approvals have not been received by March 16, 2015) or (ii) tw telecom’s stockholders fail to approve the Combination or Level 3’s stockholders fail to approve the issuance of the Stock Consideration and/or the adoption of the Level 3 Charter Amendment.  In addition, tw telecom may terminate the Merger Agreement under certain other circumstances, including: (a) to allow tw telecom enter into a definitive agreement for an alternative business combination transaction that constitutes a “superior proposal,” (b) if Level 3’s board of directors withdraws or adversely changes its approval or recommendation of the issuance of the Stock Consideration or the adoption of the Level 3 Charter Amendment, or (c) if Level 3 fails to obtain the proceeds sufficient to pay the Cash Consideration and refinance tw telecom’s debt.  Level 3 may terminate the Merger Agreement under certain other circumstances, including: (a) to allow Level 3 to enter into a definitive agreement for an alternative business combination transaction that constitutes a “superior proposal” or (b) tw telecom’s board of directors withdraws or adversely changes its approval or recommendation of the Combination.

The Merger Agreement also provides that (i) upon termination under specified circumstances, including, among others, a change in the recommendation of tw telecom’s board of directors or termination of the Merger Agreement by tw telecom to allow tw telecom to enter into a definitive agreement for an alternative business combination transaction that constitutes a “superior proposal,” tw telecom would be required to pay to Level 3 a termination fee of $200 million and certain expenses incurred by Level 3 in pursuing the Combination and (ii) upon termination under specified circumstances, including, among others, a change in the recommendation of Level 3’s board of directors or termination of the Merger Agreement by Level 3 to allow Level 3 to enter into a definitive agreement for an alternative business combination transaction that constitutes a “superior proposal,” Level 3 would be required to pay tw telecom a termination fee of $350 million and certain expenses incurred by tw telecom in pursuing the Combination.

Level 3 would be obligated to pay to tw telecom a termination fee of $450 million (the “Financing Fee”), if the Merger Agreement is terminated by tw telecom, all the conditions to tw telecom’s obligation to closing have been met and the Combination is not consummated because of Level 3’s failure to obtain proceeds from Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. sufficient to pay the Cash Consideration and refinance tw telecom’s debt at the closing of the transaction.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement.  It is not intended to provide any other factual information about Level 3, tw telecom or their respective subsidiaries or affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors.  In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.  Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Level 3 or tw telecom.  Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Level 3, tw telecom or any of their respective subsidiaries, affiliates or businesses.

Voting Agreement

In connection with the Merger Agreement, on June 15 , 2014, STT Crossing Ltd. (“STT”), a stockholder of Level 3, entered into a Voting Agreement with tw telecom and, solely with respect to certain covenants contained therein, Level 3 (the “Voting Agreement”), pursuant to which STT agreed, among other things, (i) subject to certain exceptions as set forth in the Voting Agreement, to vote Level 3 Common Stock held by it in favor of the adoption of the Level 3 Charter Amendment and the issuance of the Stock Consideration and (ii) to restrict its ability to transfer, sell or otherwise dispose of, grant proxy to or permit the pledge of or any other encumbrance on such Level 3 Common Stock.  In the event that the Merger Agreement is terminated, the Voting Agreement will also terminate.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, a copy of which is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Statements

This document, including any documents incorporated herein by reference, contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended.  These forward-looking statements include, but are not limited to, (i) statements about the benefits of the acquisition of tw telecom by Level 3, including financial and operating results and synergy benefits that may be realized from the acquisition and the timeframe for realizing those benefits; (ii) Level 3’s and tw telecom’s plans, objectives, expectations and intentions; (iii) other statements contained in this communication that are not historical facts; and (iv) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “goal,” “strategy,” “future,” “likely,” “may,” “should,” “could,” “will,” and words of similar meaning or similar references to future periods.

Forward-looking statements are neither historical facts nor assurances of future performance.  Instead, forward-looking statements are based only on current beliefs, assumptions, and expectations regarding the future of our business, including the effects of the proposed acquisition of tw telecom by Level 3, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions.  Because forward-looking statements relate to the future, they are inherently subject to significant business, economic and competitive uncertainties, risks, and contingencies, which may include third-party approvals, many of which are beyond our control and are difficult to predict.  Therefore, readers of this communication are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

The following factors, among others, could cause our actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain the required stockholder approvals; (3) the inability to satisfy the other conditions specified in the Merger Agreement, including without limitation the receipt of necessary governmental or regulatory approvals required to complete the transactions contemplated by the Merger Agreement; (4) the inability to successfully integrate our business with tw telecom’s business or to integrate the businesses within the anticipated timeframe; (5) the risk that the proposed transactions disrupt current plans and operations, increase operating costs and the potential difficulties in customer loss and employee retention as a result of the announcement and consummation of such transactions; (6) the ability to recognize the anticipated benefits of the combination of Level 3 and tw telecom, including the realization of revenue and cost synergy benefits and to recognize such benefits within the anticipated timeframe; (7) the outcome of any legal proceedings that may be instituted against Level 3, tw telecom or others following announcement of the Merger Agreement and transactions contemplated therein; and (8) the possibility that Level 3 or tw telecom may be adversely affected by other economic, business, and/or competitive factors.

Other important factors that may affect our business or the combined business’ results of operations and financial condition include, but are not limited to: a discontinuation of the development and expansion of the Internet as a communications medium and marketplace for the distribution and consumption of data and video; continued uncertainty in the global financial markets and the global economy; disruptions in the financial markets that could affect our ability to obtain additional financing; and our ability to: increase revenue from the services we offer;

successfully use new technology and information systems to support new and existing services; prevent process and system failures that significantly disrupt the availability and quality of the services that we provide; prevent our security measures from being breached, or our services from being degraded as a result of security breaches; develop new services that meet customer demands and generate acceptable margins; effectively manage expansions to our operations; provide services that do not infringe the intellectual property and proprietary rights of others; attract and retain qualified management and other personnel; and meet all of the terms and conditions of debt obligations.

Discussions of additional factors, risks, and uncertainties can be found within Level 3’s and tw telecom’s respective filings with the Securities and Exchange Commission. Statements in this communication should be evaluated in light of these important factors, risks, and uncertainties.  Any forward-looking statement made in this communication is based only on information currently available and speaks only as of the date on which it is made.  Except for the ongoing obligation to disclose material information under the federal securities laws, neither Level 3 nor tw telecom undertake any obligation to, and each expressly disclaim any such obligation to, update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time to reflect new information, circumstances, events or otherwise that occur after the date such forward-looking statement is made unless required by law.

Additional Information and Where to Find It

In connection with the proposed transaction between Level 3 and tw telecom, Level 3 and tw telecom intend to file relevant materials with the Securities and Exchange Commission, including a Level 3 registration statement on Form S-4 that will include a joint proxy statement of Level 3 and tw telecom that also constitutes a prospectus of Level 3.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LEVEL 3, TW TELECOM AND THE PROPOSED TRANSACTION.  The joint proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov.  These documents (when they are available) can also be obtained free of charge from Level 3 upon written request to Investor Relations, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021, or from Level 3’s website,  http://investors.level3.com or from tw telecom upon written request to tw telecom at tw telecom at tw telecom inc., 10475 Park Meadows Drive, Littleton, CO 80124, telephone number (303) 542-6894 or from tw telecom’s website, http://www.twtelecom.com/investor-guide/.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or security holder.  However, Level 3, tw telcom and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC.  Information regarding Level 3’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 27, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Shareholders filed with the SEC on April 11, 2014.  Information regarding tw telecom’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 14, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Shareholders filed with the SEC on April 28, 2014.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.                Financial Statements and Exhibits

(d)              Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 15, 2014, among Level 3 Communications, Inc., Saturn Merger Sub 1, LLC, Saturn Merger Sub 2, LLC, and tw telecom inc.
10.1	Voting Agreement, dated as of June 15, 2014, among tw telecom inc., STT Crossing Ltd. and, for specified purposes, Level 3 Communications, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

tw telecom inc.
Date: June 17, 2014	By:	/s/ Tina Davis
	Name:	Tina Davis
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of June 15, 2014, among Level 3 Communications, Inc., Saturn Merger Sub 1, LLC, Saturn Merger Sub 2, LLC, and tw telecom inc.
10.1	Voting Agreement, dated as of June 15, 2014, among tw telecom inc., STT Crossing Ltd. and, for specified purposes, Level 3 Communications, Inc.